                                                                EXHIBIT 10.4


                        RIGHT OF FIRST REFUSAL AGREEMENT

        THIS RIGHT OF FIRST REFUSAL AGREEMENT ("Agreement") is made and entered into as of August 8, 1997, by and among Midwest Facility Investments, Inc., a Florida corporation ("Facility"), Penske Motorsports, Inc., a Delaware corporation ("PMI") (collectively, Facility and PMI shall be referred to as the "Purchasers"), and each of the individuals listed on Schedule I hereto (individually a "Shareholder" and collectively the "Shareholders").

                                    RECITALS

        A. This Agreement is entered into in connection with (i) that certain Stock Purchase Agreement, dated as of August 8, 1997 (the "Stock Purchase Agreement"), between Facility and Grand Prix Association of Long Beach, Inc., a California corporation (the "Corporation"), pursuant to which Facility is contemporaneously acquiring 315,000 shares of common stock, no par value ("Common Stock"), of the Corporation (together with any and all other shares of the Corporation's Common Stock that may be acquired by Facility in the future, the "Facility Shares") and (ii) that certain Stock Purchase Agreement, dated as of August 8, 1997, between PMI and the Corporation (the "PMI Stock Purchase Agreement") (collectively, the Facility Stock Purchase Agreement and the PMI Stock Purchase Agreement shall be referred to as the "Stock Purchase Agreements"), pursuant to which PMI is contemporaneously acquiring 315,000 shares of Common Stock of the Corporation (together with any and all other shares of the Corporation's Common Stock that may be acquired by PMI in the future, the "PMI Shares") (collectively, the Facility Shares and the PMI Shares shall be referred to as the "Purchased Shares").

        B. The Shareholders own collectively 1,403,632 shares of common stock of the Corporation as of the date hereof (together with any and all other shares of the Corporation's capital stock that may be acquired by any of the Shareholders in the future, the "Shareholder Shares").

        C. Following consummation of the transactions contemplated by Stock Purchase Agreements, Facility will own 7.2 percent of the issued and outstanding shares of the Corporation Common Stock, PMI will own 7.2 percent of the issued and outstanding shares of the Corporation Common Stock and the Shareholders will own collectively 37.2 percent of the issued and outstanding shares of the Corporation Common Stock.

        D. As a condition to the willingness of Facility, PMI and the Corporation to enter into the Stock Purchase Agreements, Facility, PMI and the Corporation have each requested that the Shareholders agree, and in order to induce Facility, PMI and the Corporation to enter into the Stock Purchase Agreements, the Shareholders, Facility and PMI have agreed to place certain restrictions upon the right of transfer of their respective interests in the Corporation.

                                   AGREEMENT

        NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Facility, PMI and each Shareholder agree as follows:

                                 ARTICLE ONE

             REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

        Each Shareholder hereby severally represents and warrants to the Purchasers as follows (as to such Shareholder only):

        (a) Authority. Such Shareholder has the power and authority to execute this Agreement and perform such Shareholder's obligations hereunder. This Agreement has been duly





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executed and delivered by such Shareholder and (assuming the due execution and delivery hereof by the Purchasers) constitutes a valid and binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

             (b) No Breach. The execution, delivery and performance by such Shareholder and the consummation of the transactions contemplated hereby and thereby: (i) do not and will not violate or conflict with any provision of law or regulation, or any writ, order, judgment or decree of any court or governmental or regulatory authority specifically naming such Shareholder; and
(ii) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, permit the unilateral modification or termination of, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of such Shareholder pursuant to, any material instrument or agreement to which such Shareholder is a party or by which such Shareholder may be bound or affected, except in each case where the violation, breach, default, modification, termination, absence of consent or lien could not reasonably be expected to impair such Shareholder's timely and complete performance of his obligations hereunder.

             (c) Ownership. The Shareholder Shares set forth opposite such Shareholder's name on Schedule 1, hereto are owned by such Shareholder, free and clear of any liens, encumbrances, security interests, options or claims, including, without limitation, claims or rights under "buy-sell" or other shareholder agreements (other than this Agreement and other liens heretofore disclosed in writing to Purchasers).

                                 ARTICLE TWO

                        RESTRICTIONS IMPOSED UPON THE
                    TRANSFER OF STOCK BY THE SHAREHOLDERS

        2.1 General Prohibition on Transfers. Except as is specifically permitted by the provisions of this ARTICLE TWO, the sale, assignment, pledge, gift, transfer or other disposition of any of Shareholder's "Stock" (as defined in Section 6.13 hereof), either directly or indirectly, to any person or entity, is prohibited.

        2.2 Permitted Transfers. The following transfers of Stock shall be permitted transfers which do not require the giving of a Notice of Right of First Refusal under Section 2.3 of this ARTICLE TWO.

             (a)   Transfers with Consent.  Notwithstanding the provisions of
Section 2.1, a transfer or disposition of any kind or character otherwise prohibited by this ARTICLE TWO may be permitted if approved by each of the Purchasers.

             (b) Transfers to Family Members. Notwithstanding the provisions of Section 2.1, each Shareholder shall be permitted to transfer (whether by purchase, assignment, gift, bequest, devise, levy, execution or other means of transfer) all or any portion of his or her Stock to (i) his or her spouse or any family members, (ii) any custodian, guardian or other representative for a spouse or family members, and/or (iii) the trustee of any trust created for the benefit of the Shareholder, his or her spouse and/or family members (collectively the "Permitted Family Transferees") provided that each and every such Permitted Family Transferee executes a written acknowledgment that (i) all Stock held by the Permitted Family Transferee will, notwithstanding the transfer to such Permitted Family Transferee, be deemed for all purposes of this Agreement to be owned by the transferring Shareholder, and (ii) the Permitted Family Trustee is to be bound by all of the terms of this Agreement as if a signatory "Shareholder" hereto.

             (c) Bona Fide Pledge. Notwithstanding the provisions of Section 2.1, a Shareholder shall be entitled to make a bona fide pledge of his or her stock to a financial institution or broker in



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connection with borrowing transactions (each a "Lender"); provided, however, that, as contemplated by Section 2.4 hereof, any transfer of Stock to the Lender pursuant to such arrangement, upon foreclosure or otherwise, shall be subject to the "Right of First Refusal" provisions of Sections 2.3 and 2.4 hereof.

             (d)   Transfer of Warrant.  Notwithstanding the provisions of
Section 2.1, L.H. Friend, Weinress, Frankson & Presson, Inc. (the "Firm") shall be permitted to assign its warrant to purchase 31,250 shares of the Corporation's common stock to one or more officers and directors of the Firm ("Permitted Transferees") in the percentages the Firm shall deem fit, provided, however, that (i) notwithstanding such assignment, the warrant shall be deemed for purposes of this Agreement to be owned by the Firm, and (ii) each such Permitted Transferee agrees to be bound by the terms of this Agreement as if a signatory hereto.

        2.3   Transfers to Third Parties.

             (a) Notice of Right of First Refusal. Notwithstanding the provisions of Section 2.1, and absent the right to make a transfer of Stock pursuant to Section 2.2, each Shareholder may transfer all or a portion of his or her Stock, subject in all respects to the following "right of first refusal" provisions of this Section 2.3. If any Shareholder (the "Selling Shareholder") desires to sell Stock on the market in a "broker's transaction" or to a party unrelated to the Selling Shareholder, the Selling Shareholder shall, not less than five (5) business days prior to the date of the proposed sale, assignment, transfer or other disposition, deliver a Notice of Right of First Refusal to
(x) the "Shareholders Representatives" (which shall mean Christopher R. Pook and/or Jim Michaelian, acting in such capacity, and/or their assigns, as applicable), and (y) each of the Purchasers, containing the following information:

                       (i) the number of shares of Stock proposed to be so transferred (the "Offered Stock");

                       (ii) the terms and conditions of the proposed transfer, including the identity of the proposed transferee(s), if not a "market transaction" and the cash consideration to be received therefor (the "Offered Terms"); and

                       (iii) an affirmative offer made by the Selling Shareholder to transfer the Offered Stock to the Shareholders Representatives and the Purchasers at a price (the "Offer Price") equal to the total cash price in the proposed transfer for the Offered Stock as indicated in the Notice of Right of First Refusal (i.e., the number of shares multiplied by the per share-cash price, to be received for the shares of Stock to be transferred), it being agreed that, (x) without the prior written approval of each of the Purchasers, all transfers permitted by this Section 2.3 must be solely for consideration consisting of cash, and (y) the Offer Price for all broker's transactions shall be the weighted average sales price for the Common Stock on the date of delivery of the Notice of Right of First Refusal.

        The date that the Notice of Right of First Refusal is delivered to the Shareholders Representatives and the Purchasers shall constitute the First Refusal Notice Date.

             (b) Primary Right of First Refusal by the Shareholders Representatives. Each of the Shareholders Representatives shall have the sole and exclusive option to acquire all or any specified portion of the shares of Stock offered for transfer in accordance with the provisions of the Notice of Right of First Refusal for a period of two (2) business days from the First Refusal Notice Date (the "Shareholder Exclusive Option Period"). The Shareholders Representatives may exercise such option by giving written notice of exercise to the Selling Shareholder and the Purchasers prior to the termination of the Shareholder Exclusive Option Period. Such notice of exercise shall refer to the Notice of Right of First Refusal and shall set forth the number of shares to be acquired by the Shareholders Representatives. The Shareholders Representative may assign their purchase rights under this
Section 2.3 to any of the other Shareholders or to any other then current executive officer or director of




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the Company who agrees in writing (in form reasonably acceptable to Purchasers)
to be subject to and bound by the terms of this Agreement.

        (c) Secondary Right of First Refusal by the Purchasers. In the event the Shareholders Representatives do not collectively elect to acquire all of the Offered Stock, the Purchasers shall have an exclusive option for three
(3) business days after the expiration of the Shareholder Exclusive Option Period to acquire all or any portion of the Offered Stock not acquired by the Shareholders Representatives. The Purchasers may, by agreement, allocate between themselves the right to acquire such part of the Offered Stock that will not be acquired by the Shareholders Representatives.

        In the absence of such an agreement, each Purchaser will be entitled to give written notice to the Selling Shareholder (the "Purchase Notice"), within such three business day period, of such Purchaser's election to acquire all or any part of such Offered Stock that is not being acquired by the Other Shareholders ("Excess Offered Stock"). If the Purchasers' offers to purchase exceed the amount of Excess Offered Stock, the option to acquire such Stock shall be allocated between the Purchasers as follows:

                  (i) Each Purchaser shall be absolutely entitled to acquire the number of shares of Excess Offered Stock that is equal to or less than its proportionate part of such Excess Offered Stock, based upon the number of shares owned by each Purchaser;

                 (ii) Each Purchaser electing to acquire more than its proportionate part of the Excess Offered Stock under the previous allocation step may acquire the remainder of the Excess Offered Stock which is not previously allocated to the other Purchaser (i.e., because the other Purchaser did not elect to acquire its entire ratable portion under the preceding allocation step);

        (d) Requirement to Purchase All Offered Stock. Notwithstanding the provisions of the Section 2.3(b), the option to purchase shares of Stock described in a Notice of Right of First Refusal that describes a proposed non-market transaction may be exercised and the Closing (as hereinafter defined) consummated only if the Shareholders Representatives and the Purchasers collectively agree to purchase all of the shares of the Offered Stock.

        (e) Closing and Tender Requirements. The consummation of any transfer required pursuant to an exercise of option rights created by this ARTICLE TWO shall constitute the "Closing", and the time and date of such Closing shall constitute the "Closing Date." The Closing shall be held at the principal office of the Corporation, at 10:00 a.m. on or before the 25th day subsequent to the delivery of the final Purchase Notice, and if the Closing Date falls on a Saturday, Sunday or legal holiday, the Closing Date shall be postponed to the next succeeding regular business day following such Saturday, Sunday or legal holiday. At the Closing, the Selling Shareholder shall present to the acquiring Shareholders and/or Purchaser(s), or cause the Transfer Agent to, or the Corporation, as the case may be, all share certificates for Stock required to be sold in proper form for transfer. Such Stock shall be transferred free of all liens and encumbrances or adverse claims of any kind or character created by the Selling Shareholder. At the Closing, the acquiring Shareholders and/or Purchaser(s), upon receipt of proper tender of the Stock, shall tender full payment of the Offer Price in conformity with the Offered Terms as set forth in the Notice of Right of First Refusal.

        (f) Permitted Transfer Following Right of First Refusal. If all of the Stock identified in the Notice of Right of First Refusal is not elected to be purchased in the five business day time period specified above or, if so elected, is not purchased as required on or prior to the 25th day subsequent to the delivery of the final Purchase Notice (it being agreed that the Purchasers shall be entitled to purchase all of the remaining Offered Shares to be acquired by the Shareholders Representatives if and to the extent that Purchasers are not provided, at least three business days prior to the Closing Date, with reasonable evidence that the Shareholders Representatives have deposited in escrow the full cash purchase price the Common Stock to be acquired by them or otherwise established a reasonably




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

acceptable guarantee of payment therefor), then all of such Stock (including any Stock for which a proper tender was made) may be transferred by the Selling Shareholder at any time during the ensuing 30 days (10 days in the case of a market transaction) at any price (in the case of a market transaction) or, in the case of a non-market transaction, in strict conformity with the Offered Terms (or on terms more favorable to the Selling Shareholder) set forth in the Notice of Right of First Refusal (it being agreed that the identity of any purchaser in a non-market transaction may not be changed without submission of a new Notice of Right of First Refusal). Nothing herein shall limit the rights of any Selling Shareholder, the Shareholders Representatives or either Purchaser relating to any breach by any other party hereto.

        2.4 Transfers Include Foreclosure. For purposes of this ARTICLE TWO, a transfer of Stock by a Shareholder shall be deemed to include, but shall not be limited to, any transfer of legal or beneficial ownership by reason of foreclosure under any pledge, hypothecation or similar credit transactions (in which case the 25 day closing period contemplated by Section 2.3(e) shall be reduced to ten (10) business days).

        2.5 Compliance. Absent the right to make a transfer of Stock pursuant to Section 2.2 or 2.3 hereof, any transfer described in this ARTICLE TWO of a Shareholder's Stock without complying with the giving of a Notice of Right of First Refusal shall be void, and the Corporation shall have the right to issue a Notice of Right of First Refusal upon discovery of such transfer, a copy of which shall be sent to the person making such transfer and his or her transferee. Upon the giving of the Notice of Right of First Refusal, the time periods for the exercise of the options specified in Section 2.3 shall commence running.

                                ARTICLE THREE

                        RESTRICTIONS IMPOSED UPON THE
                    TRANSFER OF STOCK BY FACILITY AND PMI

        3.1 General Prohibition on Transfers. Except as is specifically permitted by the provisions of this ARTICLE THREE, the sale, assignment, pledge, gift, transfer or other disposition of any of the Purchased Shares, either directly or indirectly, to any person or entity, is prohibited.

        3.2 Permitted Transfers. The following transfers of the Purchased Shares shall be permitted transfers which do not require the giving of a Notice of Right of First Refusal under Section 3.3 of this ARTICLE THREE.

             (a)   Transfers with Consent.  Notwithstanding the provisions of
Section 3.1, a transfer or disposition of any kind or character otherwise prohibited by this ARTICLE THREE may be permitted if approved by the Shareholders Representatives.

             (b)   Transfers to Affiliates.  Notwithstanding the provisions of
Section 3.1, each of the Purchasers shall be permitted to transfer (whether by purchase, assignment, gift, bequest, devise, levy, execution or other means of transfer) all or any portion of the Purchased Shares to its affiliate (as defined within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") provided that each and every such affiliate executes a written acknowledgment that (i) all Purchased Shares held by such affiliate will, notwithstanding the transfer to such, be deemed for all purposes of this Agreement to be owned by the transferring Purchaser, and (ii) that such affiliate agrees in writing to be bound by all of the terms of this Agreement.


        3.3   Transfers to Third Parties.

             (a) Notice of Right of First Refusal. Notwithstanding the provisions of Section 3.1, and absent the right to make a transfer of the Purchased Shares pursuant to Section 3.2, either of the Purchasers may also transfer all or a portion of the Purchased Shares, subject in all respects to the following "right of first refusal" provisions of this Section 3.3. If either of the Purchasers (the "Selling




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

Purchaser") desires to sell Purchased Shares on the market or to a party unrelated to such Purchaser in a "non-market" sale, the Selling Purchaser shall not less than five (5) business days prior to the date of the proposed sale, assignment, transfer or other disposition, deliver to the Other Purchaser and the Corporation a "Purchaser Notice of Right of First Refusal" containing the following information:

             (i) the number of shares of Purchased Shares proposed to be so transferred (the "Purchaser Offered Stock");

             (ii) the terms and conditions of the proposed transfer, including the identity of the proposed transferee(s) and the per share price to be charged (if any) for the Purchased Shares to be transferred and the cash consideration to be received therefor (the "Purchaser Offered Terms"); and

             (iii) an affirmative offer made by the Selling Purchaser to transfer the Offered Stock to the Other Purchaser and, after the Exclusive Option Period (as hereinafter defined), to the Corporation at a price (the "Purchaser Offer Price") equal to the total cash price in the proposed transfer for the Purchaser Offered Stock as indicated in the Purchaser Notice of Right of First Refusal (i.e., the number of shares multiplied by the per share price, if any, to be charged for the shares of Stock to be transferred), it being agreed that, (x) without the prior written approval of the Other Purchaser all transfers permitted by this Section 3.3 must be solely for consideration consisting of cash or cash equivalents, and (y) the Purchase Offer Price for all broker's transactions shall be the weighted average sales price for the Common Stock on the date of delivery of the Purchaser Notice of Right of First Refusal.

        The date that the Purchaser Notice of Right of First Refusal is delivered to the Purchasers Representatives and the Corporation shall constitute the Purchaser First Refusal Notice Date.

        (b) Primary Right of First Refusal by the Purchasers Representatives. The Other Purchaser shall have the sole and exclusive option to acquire all or any portion of the Purchased Shares offered by the Selling Shareholder for transfer in accordance with the provisions of the Purchaser Notice of Right of First Refusal for a period of five (5) business days from the Purchaser First Refusal Notice Date (the "Purchaser Exclusive Option Period"). The Other Purchaser may exercise such option by giving written notice of exercise to the Selling Purchaser prior to the termination of its Exclusive Option Period.
Such notice of exercise shall refer to the Purchaser Notice of Right of First Refusal and shall set forth the number of Purchased Shares to be acquired by the Other Purchaser.

        (c) Secondary Right of First Refusal by the Corporation. The Corporation shall have an exclusive option for two (2) business days after the expiration of the Purchaser Exclusive Option Period to acquire all of the Offered Stock that will not be acquired by the Other Purchaser. The Corporation may assign its purchase rights under this Section 3.3 to any or all of the Shareholders or to any other current executive officer or director of the Company who agrees in writing (in form reasonably acceptable to Purchasers) to be subject to and bound by the terms of this Agreement).

        (d) Requirement to Purchase All Offered Stock. Notwithstanding the provisions of the Section 3.3(b), the option to purchase the Purchased Shares described in a Purchaser Notice of Right of First Refusal that describes a proposed non-market transaction may be exercised and the Purchaser Closing (as hereinafter defined) consummated only if the Corporation and/or the Other Purchaser collectively agree to purchase all of the shares of the Purchaser Offered Stock.

        (e) Closing and Tender Requirements. The consummation of any transfer required pursuant to an exercise of option rights created by this ARTICLE THREE shall constitute the "Purchaser Closing", and the time and date of such Closing shall constitute the "Purchaser Closing Date." The Purchase Closing shall be held at the principal office of the Corporation, at 10:00 a.m. on or before the 25th day subsequent to the expiration of the Purchaser Exclusive Option Period and if the Closing Date falls on a Saturday, Sunday or legal holiday, the Purchase Closing Date shall be postponed to the next succeeding regular business day following such Saturday, Sunday or legal holiday. At the Purchaser






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

Closing, the Selling Purchaser shall present to the Corporation and/or the Other Purchaser, as the case may be, all share certificates for the Purchased Shares required to be sold in proper form for transfer. Such Purchased Shares shall be transferred free of all liens and encumbrances or adverse claims of any kind or character. At the Purchaser Closing, the Corporation and/or the Other Purchaser, as the case may be, upon receipt of proper tender of the Purchased Shares, shall tender full payment of the Purchaser Offer Price in conformity with the Purchaser Offered Terms as set forth in the Purchaser Notice of Right of First Refusal.

        (f) Permitted Transfer Following Right of First Refusal. If all of the Purchased Shares identified in the Purchaser Notice of Right of First Refusal are not purchased by the Corporation and/or the Other Purchaser prior to the 25th day subsequent to the expiration of the Purchaser Exclusive Option Period, then all of such Purchased Shares (including any shares for which a proper tender was made) may be transferred by the Selling Purchaser at any time during the ensuing 30 days (10 days in the case of a market transaction) at any price (in the case of a market transaction) or, in the case of a non-market transaction, in strict conformity with the Purchaser Offered Terms (or on terms more favorable to the Selling Purchaser) set forth in the Purchaser Notice of Right of First Refusal.

                                ARTICLE FOUR

              THE GIVING OF NOTICES REQUIRED BY THIS AGREEMENT

        4.1 Addresses. Any notices, requests, demands and other communications required or permitted to be given hereunder must be in writing and, except as otherwise specified in writing, will be deemed to have been duly given when personally delivered, telexed or facsimile transmitted, or three days after deposit in the United States mail, by certified mail, postage prepaid, return receipt requested, as follows. The addresses of the Corporation, Facility, PMI and the Shareholders, which shall be considered to be their last known addresses unless subsequently changed in accordance with the provisions of this Agreement, are as follows:

     IF TO THE CORPORATION:          Grand Prix Association of Long Beach, Inc.
                                     3000 Pacific Avenue
                                     Long Beach, CA 90806
                                     Attention:  Christopher R. Pook
                                     Telephone:  (562) 490-4520
                                     Facsimile:  (562) 981-2632

     IF TO FACILITY:                 Midwest Facility Investments, Inc.
                                     1801 West International Speedway Boulevard
                                     Daytona Beach, Florida  32120
                                     Attention:  H. Lee Combs
                                     Telephone:  (904) 947-6731
                                     Facsimile:  (904) 257-0266

     IF TO PMI:                      Penske Motorsports, Inc.
                                     3270 W. Big Beaver Road, Suite 130
                                     Troy, Michigan 48084
                                     Attention:  Robert H. Kurnick, Jr.
                                     Telephone:  (248) 614-1116
                                     Facsimile:  (248) 614-1125


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

     IF TO ANY SHAREHOLDER:          at the address reflected opposite the
                                     Shareholder's name on Schedule 1 hereto

     IF TO EITHER SHAREHOLDER
     REPRESENTATIVE::
                                     Christopher R. Pook or Jim Michaelian
                                     Grand Prix Association of Long Beach, Inc.
                                     3000 Pacific Avenue
                                     Long Beach, CA 90806
                                     Attention:  Christopher R. Pook
                                     Telephone:  (562) 490-4520
                                     Facsimile:  (562) 981-2632

Any party may change its address for the purposes of this Agreement by giving notice of such change of address to the other parties in the manner herein provided for giving notice.

        4.2 Form of Notice. Any notice or communication hereunder must be in writing, and may be personally delivered or given by registered or certified mail, return receipt requested, and if given by registered or certified mail, shall be deemed to have been given and received forty-eight hours after deposit in the United States mail of a registered or certified letter, return receipt requested, containing such notice, properly addressed, with postage prepaid; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when received by the party to whom it is addressed at the time received.

        4.3 Failure to Notify of Changed Address. It shall be the responsibility of each of the parties to this Agreement to notify all other parties of their respective addresses and any changes thereof, and any objections to the performance of any act required hereunder based upon a failure to receive a notice mailed in conformity with the provisions of this Agreement shall be meritless.

                                ARTICLE FIVE

                            ELECTION OF DIRECTORS

        During the term of this Agreement, each of the Shareholders and Purchasers agrees to vote all shares of Corporation Common Stock owned by such party to elect as directors of the Corporation (x) those designees of Facility and/or PMI that such Purchaser(s) then has (have) the right to designate as director nominees pursuant to the Stock Purchase Agreements, and (y) such other nominees for election as are proposed from time to time by the Corporation's Board of Directors or appropriate nominating committee thereof.

                                 ARTICLE SIX

                                MISCELLANEOUS

        6.1 Custody. In connection with and to facilitate the terms of this Agreement, the Shareholders, Facility, PMI and the Corporation hereby appoint L.H. Friend, Weinress, Frankson & Presson, Inc. as custodian (the "Custodian") and herewith deposit with the Custodian certificates representing the Shareholder Shares currently held by the Shareholders listed on Schedule I hereto, together with certificates representing the Facility Shares and the PMI Shares. Each such certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the Shareholder thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the Selling Shareholder so guaranteed. The Custodian is hereby authorized and directed to hold in custody the certificate or certificates delivered herewith. The Shareholders, Facility and PMI understand that the certificates evidencing such party's Common Stock will bear a restrictive legend prohibiting transfer thereof except in compliance with (i) applicable state and federal securities laws and may not be transferred of record except in compliance therewith, and
(ii) the




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


terms of this Agreement. The Shareholders and Purchasers agree to promptly make such deliveries and to execute any additional agreement required to accomplish the deposit with the Custodian of all certificates evidencing Common Stock now owned or that may be acquired in the future.

        6.2   Termination.  This Agreement shall terminate upon the earlier of
(i) six years from the date hereof, (ii) with respect to Facility's rights hereunder, the date Facility ceases to own at least 80% of the shares of Common Stock acquired by Facility pursuant to the Facility Stock Purchase Agreement, and (iii) with respect to PMI's rights hereunder, the date PMI ceases to own at least 80% of the shares of Common Stock acquired by PMI pursuant to the PMI Stock Purchase Agreement. This Agreement shall terminate as to any specific Shareholder upon the date such Shareholder ceases to own any Stock.

        6.3 Modification. This Agreement may only be amended, terminated or modified by the written consent of the Corporation and the Shareholder or Shareholders to be bound by such modification.

        6.4 Successors. This Agreement shall be binding upon the parties hereto, their heirs, administrators, successors, executors and assigns, and the parties hereto do covenant and agree that they themselves and their respective heirs, executors, successors, administrators and assigns will execute any and all instruments, releases, assignments and consents that may be reasonably required of them to more fully execute the provisions of this Agreement.

        6.5 Counterparts. This Agreement may be executed in several counterparts, each of which shall serve as an original for all purposes, but all copies of which shall constitute but one and the same Agreement.

        6.6 Headings. All headings set forth in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions thereof.

        6.7 Governing Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the laws of the State of Florida.

        6.8 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any subsequent breach by any party.

        6.9 Entire Agreement. This Agreement, together with the Stock Purchase Agreements and "Registration Rights Agreements" executed in connection therewith, constitute the entire agreement of the parties hereto with respect to the transactions contemplated hereby, and it is hereby agreed that any prior oral or written agreements concerning the sale or disposition of Stock shall be null and void.

        6.10 Severability. If any provision of this Agreement shall be held to be illegal or unenforceable, such illegality or unenforceability shall extend to that provision solely, and the remainder of this Agreement shall be enforced as if such illegal or unenforceable provision were not incorporated herein.

        6.11 Specific Performance. The right to own and vote capital stock of the Corporation is hereby declared by the parties hereto to be a unique right, the loss of which is not susceptible to monetary quantification. Consequently, the parties hereto agree that an action for specific performance of the purchase and sale obligations created by this Agreement is a proper remedy for the breach of its provisions. If any party(ies) to this Agreement institute legal proceedings in connection with this Agreement, the prevailing party(ies) shall be entitled to recover their reasonable attorneys' fees and court costs.

        6.12 Business Days. References to "Business Days" or "Business Day" shall mean any day in which The Nasdaq Stock Market is open for business. Whenever the terms of this Agreement call for the performance of a specific act on a specified date, which date falls on a Saturday, Sunday or legal holiday, the date for the performance of such act shall be postponed to the next succeeding regular business day following such Saturday, Sunday or legal holiday.

        6.13   Stock References.  References to "Stock" herein shall mean
(i) each Shareholder's Shares and any capital stock of the Corporation purchased or otherwise acquired, as of the date hereof or subsequent thereto, by any Shareholder, and the 31,250 Shares issuable upon exercise of the L.H. Friend, Weinress, Frankson & Presson, Inc. Warrant, dated as of June 24, 1996
(ii) any equity securities issued or issuable, as of the date hereof or subsequent thereto, directly or indirectly with respect to the Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of any class or series of capital stock of the Corporation held by a Shareholder.

        6.14 Failure to Deliver Stock. If a Purchaser or a Shareholder (or any personal representative or other representative of a Shareholder) who has become obligated to sell stock of the Corporation hereunder shall fail to deliver such stock on the terms and in accordance with this Agreement, the party(ies) having the right to purchase such stock, in addition to all other remedies they may have, may send to the such obligated party by registered mail, return receipt requested, the purchase price for such Stock on the terms provided for in this Agreement. Thereupon, the Corporation, upon written notice to such obligated Purchaser or Shareholder, shall cause the cancellation on its books or cause the Transfer Agent to cancel the certificates representing the stock to be sold; and thereupon, all of the obligated Purchaser's or Shareholder's rights in and to such Stock shall terminate.

     IN WITNESS WHEREOF, the parties to this Agreement have hereunto set their names as of the date first above written.

                                        MIDWEST FACILITY INVESTMENTS, INC.



                                        By: /s/ H. Lee Combs
                                           -----------------------------------
                                                H. Lee Combs


                                        PENSKE MOTORSPORTS, INC.


                                        By: /s/ Gregory W. Penske
                                           -----------------------------------
                                                Gregory W. Penske


                                        SHAREHOLDERS:

                                        --------------------------------------
                                         Christopher R. Pook

                                        --------------------------------------
                                         James P. Michaelian

                                        --------------------------------------
                                         Dwight R. Tanaka

                                        --------------------------------------
                                         Michael S. Clark

                                        --------------------------------------
                                         Joseph Ainge

                                        --------------------------------------
                                         Daniel S. Gurney

                                        --------------------------------------
                                         Wayne Kees

     IN WITNESS WHEREOF, the parties to this Agreement have hereunto set their names as of the date first above written.

                                      MIDWEST FACILITY INVESTMENTS, INC.



                                      By:
                                         -----------------------------------
                                           H. Lee Combs

                                      PENSKE MOTORSPORTS, INC.


                                      By:
                                         -----------------------------------
                                           Robert H. Kurnick, Jr.

                                      GRAND PRIX ASSOCIATION OF LONG BEACH, INC.
                                      SHAREHOLDERS:

                                       /s/ Christopher R. Pook
                                      --------------------------------------
                                           Christopher R. Pook

                                       /s/ James P. Michaelian
                                      --------------------------------------
                                           James P. Michaelian

                                       /s/ Dwight R. Tanaka
                                      --------------------------------------
                                           Dwight R. Tanaka

                                       /s/ Michael S. Clark
                                      --------------------------------------
                                           Michael S. Clark

                                       /s/ Richard Lalor
                                      --------------------------------------
                                           Richard Lalor

                                       /s/ Gemma A. Bannon
                                      --------------------------------------
                                           Gemma A. Bannon

                                       /s/ Todd Bridges
                                      --------------------------------------
                                           Todd Bridges

                                       /s/ Rod Wolter
                                      --------------------------------------
                                           Rod Wolter

                                       /s/ James Sullivan
                                      --------------------------------------
                                           James Sullivan, Trustee of The
                                           S.R.E. Industries Pension Plan &
                                           Trust and individually

                                       /s/ Wayne G. Kees
                                      --------------------------------------
                                           Wayne Kees, Trustee of the Wayne G.
                                           Kees Living Trust dated 10/24/89
                                           and individually

                                       /s/ Daniel S. Gurney
                                      --------------------------------------
                                           Daniel S. Gurney, Trustee under the
                                           Lambert-Fries Trust dated 12-5-91

                                       /s/ John R. Queen, III
                                      --------------------------------------
                                           John R. Queen, III

                                       /s/ George Pellin
                                      --------------------------------------
                                           George Pellin

     IN WITNESS WHEREOF, the parties to this Agreement have hereunto set their names as of the date first above written.

                                      GRAND PRIX ASSOCIATION OF LONG BEACH, INC.
                                      SHAREHOLDERS:

                                      /s/ Ellen L. Pook
                                      --------------------------------------
                                      Ellen L. Pook


                                      /s/ Evi Gurney
                                      --------------------------------------
                                      Evi Gurney


                                      /s/ Evi Gurney, Trustee
                                      --------------------------------------
                                      Evi Gurney, Trustee
                                      under the Gurney Family Trust


                                      /s/ Gilbert L. Fries, Jr.
                                      --------------------------------------
                                      Gilbert L. Fries, Trustee of
                                      the Lambert-Fries Trust dated 12-5-91


                                      /s/ Mary Lou Lambert Fries, Jr.
                                      --------------------------------------
                                      Mary Lou Lambert Fries, Trustee of
                                      the Lambert-Fries Trust dated 12-5-91


                                      /s/ Sharon Tanaka
                                      --------------------------------------
                                      Sharon Tanaka


                                      --------------------------------------
                                      Gayle Sette, Trustee of the
                                      Sette Family Trust


                                      /s/ Victoria L. Bridges
                                      --------------------------------------
                                      Victoria Bridges

                                      MATLINS FINANCIAL CONSULTING, INC.
                                      PROFIT SHARING PLAN


                                      /s/ Neil Matlins
                                      --------------------------------------
                                      Neil Matlins, Trustee

                                      THE LINCOLN FUND, LP


                                      /s/ Neil Matlins
                                      --------------------------------------
                                      By: Neil Matlins

     IN WITNESS WHEREOF, the parties to this Agreement have hereunto set their names as of the date first above written.

                                      THE LINCOLN FUND TAX
                                      ADVANTAGED, LP

                                      /s/ Neil Matlins
                                      --------------------------------------
                                      By: Neil Matlins

                                      THE GORDON FUND, LP


                                      /s/ Neil Matlins
                                      --------------------------------------
                                      By: Neil Matlins


                                      --------------------------------------
                                      Gayle Sette


                                      /s/ J. Rodney Bryan
                                      --------------------------------------
                                      J. Rodney Bryan Trustee
                                      of the Rodney Bryan Trust dated 12/15/93


                                      /s/ Mary Ann Bryan
                                      --------------------------------------
                                      Mary Ann Bryan Trustee
                                      of the Rodney Bryan Trust dated 12/15/93


                                      /s/ Betty Sullivan
                                      --------------------------------------
                                      Betty Sullivan


                                      /s/ Betty Sullivan
                                      --------------------------------------
                                      Betty Sullivan Trustee of
                                      The S.R.E. Industries Pension Plan & Trust

                                      /s/ Constance Ainge
                                      --------------------------------------
                                      Constance Ainge, Trustee of the Ainge
                                      Family Trust dated 11/21/96

                                      /s/ Martin Bannon
                                      --------------------------------------
                                      Martin Bannon

                                      EDMARJON-RONBREWDAVE,LLC
                                      A Tennessee limited liability company

                                      --------------------------------------
                                      By:

                                     /s/ Joseph Ainge
                                    --------------------------------------
                                         Joseph Ainge, Trustee of the Ainge
                                         Family Trust dated 11/21/96 and
                                         individually


                                    --------------------------------------
                                         Neil Matlins

                                     /s/ Penny Niccole
                                    --------------------------------------
                                         Penny Niccole, Trustee of the
                                         Niccole Family Trust dated 11/13/95

                                     /s/ Michael Niccole
                                    --------------------------------------
                                         Michael Niccole, Trustee of the
                                         Niccole Family Trust dated 11/13/95


                                    --------------------------------------
                                         Louis C. Mirabile

                                     /s/ Ruth A. Queen
                                    --------------------------------------
                                         Ruth Queen

                                     /s/ John R. Queen, Jr.
                                    --------------------------------------
                                         John R. Queen, Jr.

                                     /s/ Robert Sette
                                    --------------------------------------
                                         Robert Sette


                                    --------------------------------------
                                         Gilbert Fries


                                    --------------------------------------
                                         John Read


                                    --------------------------------------
                                         Rodney Bryan

                                     /s/ Herman Maier
                                    --------------------------------------
                                         Herman Maier

                                    EDMARJON-RONBREWDAVE, LLC
                                    SHAREHOLDERS

                                     /s/ Ed H. Gatlin
                                    --------------------------------------
                                         Ed H. Gatlin, CEO


                                    MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.
                                    SHAREHOLDERS

                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------
                                    L.H. Friend, Weinress, Frankson & Presson,
                                    Inc.
                                    --------------------------------------
                                    /s/ Gregory E. Presson
                                    --------------------------------------
                                    By:  Gregory E. Presson
                                    --------------------------------------
                                    It:  President
                                    --------------------------------------
                                      Subject to Rider A, which is attached

Agent to cancel the certificates representing the stock to be sold; and thereupon, all of the obligated Purchaser's or Shareholder's rights in and to such Stock shall terminate.


Only 45,000 shares of EDMARJON-RONBREWDAVE, LLC is subject to the Right of First Refusal Agreement.

        IN WITNESS WHEREOF, the parties to this Agreement have hereunto set their names as of the date first above written.

                                                /s/ Patricia Queen
                                                -------------------------------
                                                Patricia Queen

                 SCHEDULE 1 TO RIGHT OF FIRST REFUSAL AGREEMENT


Name                                         Shares               1993 Options
----                                         ------               ------------

Christopher R. Pook                          310,207(8)           174,435

Christopher R. Pook                           72,341(9)

Ellen L. Pook                                 65,804

James P. Michaelian                          176,499(12)          108,702

Dwight Tanaka and Sharon Tanaka               55,204(6)            20,830

Michael S. Clark                              32,190(5)            12,691

Rick Lalor                                                         31,728

Gemma Bannon                                                        9,064

Gemma Bannon and Martin Bannon                23,049(7)

Todd  Bridges and Victoria Bridges             1,400

Rod Wolter                                       500

James Sullivan                                 7,114               14,939

Betty Sullivan                                 7,114

James Sullivan and Betty Sullivan  Trustees   41,799
under the S.R.E. Industries Pension Plan & Trust

Wayne Kees                                                         11,952

Wayne Kees Trustee of the
Wayne G. Kees Living Trust  dated 10/24/89    49,014

Daniel S. Gurney                                                   11,952

Daniel S. Gurney and Evi Gurney               70,841(1)
Trustees of the Gurney Family Trust

Evi Gurney                                     2,987

John Queen, III                               36,570(3)

George Pellin                                 59,195(2)            14,939

Joseph Ainge                                                       14,939

Joseph Ainge and Constance Ainge,             46,027
Trustees of the Ainge Family Trust
dated 11/21/96


Gilbert L. Fries and Mary Lou Lambert
Fries, Trustees of The Lambert-Fries
Trust dated 12-5-91                                35,000(4)

The Lincoln Fund, LP                               66,600

The Lincoln Fund Tax Advantaged, LP                18,750

The Gordon Fund, LP                                15,625

Matlins Financial Consulting, Inc.
Profit Sharing Plan                                 6,250

Rod Sette and Gayle Sette                          37,508(11)

J. Rodney Bryan and Mary Ann Bryan
Trustees of the Rodney Bryan
Trust dated 12/15/93                               23,120

Penny Niccoli and Michael Niccoli Trustees
of the Niccoli Family Trust dated 11/13/95         35,570

Ruth Queen                                         38,557          11,952

John R. Queen, Jr. and Patricia Queen              81,910(1)       11,952

Herman Maier                                       14,228

EDMARJON-RONBREWDAVE, LLC
A Tennessee limited liability company
(successor in interest to Memphis International
Motorsports Corporation)                           45,000(13)

L. H. Friend, Weinress,
Frankson & Presson, Inc.                                           Warrant to
                                                                   purchase
                                                                   31,250

(1)    16,148 pledged to secure $12,485 note to GPALB.
(2)    18,148 subject to $44,500.42 margin balance with Evern Securities.
(3) Shares in a Mortgage Pledge Account at Merrill Lynch will be released within 10 days.
(4)    Subject to $105,677 margin balance account with Christopher Weil & Co.
(5)    Pledged to secure $24,887.50 note to GPALB.
(6)    Pledged to secure $42,679 note to GPALB.
(7)    Pledged to secure $17,820 note to GPALB.
(8)    Subject to $342,731 margin balance with Bear Stearns.
(9) Shares and options owned by Lou Mirabile subject to right of first refusal agreement with dated 8-8-97 in favor of Christopher R. Pook (10,457 of Mr. Mirabile's shares are pledged to secure $8,085 note to GPALB).
(10)   intentionally omitted.
(11)   10,457 pledged to secure $8,085 note to GPALB.
(12)   114,997 pledged to secure $88,907.50 note to GPALB.
(13) Part of total 250,000 series B convertible preferred shares which are held by First Commercial Bank of Memphis to secure a $1,500,000 note.